Exhibit 99.1

IDT Reports Fiscal Q4 and Year End 2010 Financial Results

Strength in Core Businesses Drives Better-Than-Seasonal Results

Sales of Audio, DisplayPortTM, PCI Express® and Serial RapidIO® Solutions Grow Sequentially

SAN JOSE, Calif.--(BUSINESS WIRE)--May 4, 2010--Integrated Device Technology, Inc. (IDT®)(NASDAQ:IDTI), a leading provider of essential mixed signal semiconductor solutions that enrich the digital media experience, today announced results for the fourth quarter and year ended March 28, 2010.

“We saw better-than-expected revenue in our fiscal fourth quarter driven by broad based strength in our communications end market. We also experienced sequential increases in sales from new product categories including Serial Rapid IO and PCI Express, PC audio, as well as the initial ramp of DisplayPort timing controllers and receivers for the PC market,” said Dr. Ted Tewksbury, president and CEO of IDT. “Gross margin was better than we initially anticipated driven by improved product mix, and we once again demonstrated IDT’s significant operating leverage by delivering strong bottom line results.”

“The past two years at IDT have marked some of the most significant changes the company has undergone in its 30 year history. We spent fiscal year 2009 implementing our strategy to transform the company into a leader in analog-intensive mixed-signal solutions for communication, consumer and computing applications. In fiscal 2010, we capitalized on the economic downturn and attracted some of the industry's finest talent while developing and acquiring innovative technologies to fill our new product pipeline. Now, as we enter our fiscal 2011, we are reaping the benefits of the strategy and returning to growth. I’m more excited than ever about IDT’s prospects for the future and I believe that our current product roadmaps, combined with strong execution, will deliver long term value for our customers and shareholders," continued Tewksbury.

Recent Highlights

IDT continues to make progress in several key growth areas:

Power:

  IDT acquired the IKOR power module VRM assets for high-performance computing, allowing the company to achieve higher levels of performance and integration.
  IDT launched a new family of voltage regulators, making it the only company to offer both VRM and VRD solutions.

Timing:

  IDT released its all-silicon CMOS oscillators, the MM8202 and the MM8102 in wafer and package forms, making it the only company to offer quartz-crystal-level performance in a CMOS oscillator.
  IDT introduced the newest members of its VersaClock® family of programmable clock generators specifically designed to reduce power consumption and optimize board layout in battery-operated consumer applications.

Serial Switching:

  IDT delivered a family of PCI Express® (PCIe®) Gen2 system interconnect switching solutions optimized for communications and embedded applications.
  IDT announced a PCIe-to-PCI bridge tailored for the computing and consumer markets.

Video:

  IDT surpassed 1 million shipments of embedded DisplayPort timing controllers.
  IDT was nominated for two prestigious awards: Its Video and Display Canada design team was a finalist in the EE Times Sixth Annual ACE awards for Best Design Team of the Year, and the IDT PanelPortTM ViewXpandTM solution and HQV® VidaTM video processor were finalists for the Innovation Awards presented by EDN magazine.

The following highlights the Company’s financial performance on both a GAAP and non-GAAP basis. The GAAP results include certain costs, charges, gains and losses which are excluded from non-GAAP results based on management’s determination that they are not directly reflective of on-going operations. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results is attached to this press release.

  Revenue for the fiscal fourth quarter of 2010 was $138.0 million, compared with $107.4 million reported in the same period one year ago. Revenue for fiscal year 2010 was $535.9 million, compared with $663.2 million in fiscal year 2009.
  GAAP net income for the fiscal fourth quarter of 2010 was $1.0 million or $0.01 per diluted share, versus a GAAP net loss of $720.7 million or a loss of approximately $4.38 per diluted share in the same period one year ago. Fiscal fourth quarter 2010 GAAP results include $5.8 million in acquisition and divestiture related charges, $4.5 million in restructuring related costs and $4.3 million in stock-based compensation. GAAP net income for fiscal year 2010 was $40.0 million, compared with a GAAP net loss of $1.0 billion in fiscal 2009.
  Non-GAAP net income for the fiscal fourth quarter of 2010 was $14.9 million or $0.09 per diluted share, compared with a non-GAAP net loss of $4.4 million or a loss of $0.03 per diluted share reported in the same period one year ago. Non-GAAP net income for fiscal year 2010 was $47.9 million or $0.29 per diluted share, compared with $108.2 million or $0.64 per diluted share in fiscal year 2009.
  GAAP gross profit for the fiscal fourth quarter of 2010 was $66.9 million, compared with GAAP gross profit of $33.2 million in the same period one year ago. Non-GAAP gross profit for the fiscal fourth quarter of 2010 was $73.2 million, compared with non-GAAP gross profit of $47.5 million reported in the same period one year ago. GAAP gross profit for fiscal 2010 was $224.9 million, compared with $274.4 million for fiscal 2009. Non-GAAP gross profit was $270.2 million for fiscal 2010, compared with $335.0 million for fiscal 2009.
  GAAP R&D expense for the fiscal fourth quarter of 2010 was $41.4 million, compared with GAAP R&D expense of $38.8 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal fourth quarter of 2010 was $37.2 million, compared with Non-GAAP R&D of $31.9 million in the same period one year ago.
  GAAP SG&A expense for the fiscal fourth quarter of 2010 was $26.2 million, compared with GAAP SG&A expense of $29.8 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal fourth quarter of 2010 was $21.7 million, compared with non-GAAP SG&A expense of $20.7 million in the same period one year ago.

Webcast and Conference Call Information

Investors can listen to a live or replay webcast of the Company’s quarterly financial conference call at http://www.IDT.com. The live webcast will begin at 1:30 p.m. Pacific time on May 4, 2010. The webcast replay will be available after 5 p.m. Pacific time on May 4, 2010.

Investors can also listen to the live call at 1:30 p.m. Pacific time on May 4, 2010 by calling (800) 230-1093 or (612) 332-0228. The conference call replay will be available after 5 p.m. Pacific time on May 4, 2010 through 11:59 p.m. Pacific time on May 11, 2010 at (800) 475-6701 or (320) 365-3844. The access code is 153291.

About IDT

With the goal of continuously improving the digital media experience, IDT integrates its fundamental semiconductor heritage with essential innovation, developing and delivering low-power, mixed signal solutions that help customers overcome their system challenges. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com.

Forward Looking Statements

Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, customer ordering patterns, channel inventory, anticipated trends in Company sales, expenses and profits, and macroeconomic conditions involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 29, 2009. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting

The Company presents non-GAAP financial measures because the financial community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude impairment charges, acquisition-related charges, share-based compensation expense and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with another way management internally analyzes IDT’s results and may be useful to financial community. The Company has reconciled non-GAAP results to the most directly comparable GAAP financial measures in the financial tables at the end of this press release.

Reference to these non-GAAP results should be considered in addition to results that are prepared under general accepted accounting standards in the United States (GAAP), but should not be considered a substitute for results that are presented in accordance with GAAP. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies.

IDT, HQV, VersaClock, ViewXpand and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Twelve Months Ended
	Mar. 28	Dec. 27,	Mar. 29	Mar. 28	Mar. 29
	2010	2009	2009	2010	2009

Revenues	$137,968	$142,480	$107,417	535,906	663,245

Cost of revenues	71,086	82,751	74,250	310,999	388,796

Gross profit	66,882	59,729	33,167	224,907	274,449

Operating expenses:

Research and development	41,400	38,316	38,795	157,486	161,192

Selling, general and administrative	26,186	24,754	29,753	107,037	125,810

Acquired in-process research and development	-	-	-	-	5,597

Goodwill and acquisition-related intangible assets impairment	-	-	686,634	-	1,025,685

Total operating expenses	67,586	63,070	755,182	264,523	1,318,284

Operating loss	(704)	(3,341)	(722,015)	(39,616)	(1,043,835)

Gain (loss) on divestitures	20	(4,461)	-	78,306	-

Other-than-temporary impairment of investments	-	-	-	-	(3,000)

Interest income and other, net	711	597	609	3,932	1,308

Interest expense	(10)	(15)	(13)	(55)	(60)

Income (loss) before income taxes	17	(7,220)	(721,419)	42,567	(1,045,587)

Provision (benefit) for income taxes	(950)	147	(683)	2,548	(420)

Net income (loss)	$967	$(7,367)	$(720,736)	40,019	(1,045,167)

Basic net income (loss) per share	$0.01	$(0.04)	$(4.38)	$0.24	$(6.22)

Diluted net income (loss) per share	$0.01	$(0.04)	$(4.38)	$0.24	$(6.22)

Weighted average shares:

Basic	164,660	165,954	164,735	165,408	168,114
Diluted	165,418	165,954	164,735	165,961	168,114

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Twelve Months Ended
	Mar. 28	Dec. 27,	Mar. 29	Mar. 28	Mar. 29
	2010	2009	2009	2010	2009

GAAP Net Income (Loss)	$967	$(7,367)	$(720,736)	$40,019	$(1,045,167)

GAAP Diluted Net Income (Loss) Per Share	$0.01	$(0.04)	$(4.38)	$0.24	$(6.22)
Acquisition and Divestiture Related:

Amortization of acquisition related intangibles	4,943	4,803	18,286	21,074	79,390

Acquisition related costs (1)	1,130	(254)	(3)	4,822	(11)

(Gain) loss on divestitures (2)	(20)	4,461	-	(78,306)	-

Acquired in-process research and development	-	-	-	-	5,597

Goodwill and acquisition-related intangible assets impairment	-	-	686,634	-	1,025,685

Other-than-temporary impairment of investment (3)	-	-	-	-	3,000

Assets impairment (4)	(251)	(149)	-	1,602	-

Fair market value adjustment to acquired inventory sold	-	8,421	-	16,055	-

Restructuring Related:

Severance and retention costs	2,717	2,297	5,408	20,514	7,310

Facility closure costs (5)	547	23	28	606	173

Fabrication production transfer costs (6)	1,239	783	-	2,344	-

Other:

Compensation expense (benefit)—deferred compensation plan (7)	370	521	(80)	2,892	(2,690)

Loss (gain) on deferred compensation plan securities (7)	(373)	(510)	79	(2,870)	2,697

Stock-based compensation expense	4,333	4,163	6,619	16,675	32,402

Tax effects of Non-GAAP adjustments (8)	(729)	136	(616)	2,443	(186)

Non-GAAP Net Income (Loss)	$14,873	$17,328	$(4,381)	$47,870	$108,200

Non-GAAP Diluted Net Income (Loss) Per Share	$0.09	$0.10	$(0.03)	$0.29	$0.64

Weighted average shares:

Basic	164,660	165,954	164,735	165,408	168,114

Diluted	165,418	166,501	164,735	165,961	168,297

GAAP Gross Profit	66,882	59,729	33,167	224,907	274,449

Acquisition and Divestiture Related:

Amortization of acquisition related intangibles	2,778	2,996	12,288	13,956	55,268

Acquisition related costs (1)	5	-	-	5	-

Assets impairment (4)	(251)	(216)	-	1,535	-

Fair market value adjustment to acquired inventory sold	-	8,421	-	16,055	-

Restructuring Related:

Severance and retention costs	1,841	386	1,143	7,990	1,942

Facility closure costs (5)	182	9	5	203	48

Fabrication production transfer costs (6)	1,239	783	-	2,344	-

Other:

Compensation expense (benefit) - deferred compensation plan (7)	52	73	(11)	405	(375)

Stock-based compensation expense	512	630	945	2,763	3,702

Non-GAAP Gross Profit	73,240	72,811	47,537	270,163	335,034

GAAP R&D Expenses:	41,400	38,316	38,795	157,486	161,192

Acquisition and Divestiture Related:

Amortization of acquisition related intangibles	(469)	-	(19)	(469)	(76)

Acquisition related costs (1)	(378)	-	2	(376)	8

Restructuring Related:

Severance and retention costs	(752)	(1,190)	(3,337)	(4,929)	(4,251)

Facility closure costs (5)	(86)	(11)	(20)	(113)	(101)

Other:

Compensation expense (benefit) - deferred compensation plan (7)	(200)	(281)	43	(1,561)	1,449

Stock-based compensation expense	(2,278)	(2,246)	(3,525)	(10,199)	(18,927)

Non-GAAP R&D Expenses	37,237	34,588	31,939	139,839	139,294

GAAP SG&A Expenses:	26,186	24,754	29,753	107,037	125,810

Acquisition and Divestiture Related:

Amortization of acquisition related intangibles	(1,696)	(1,807)	(5,979)	(6,649)	(24,046)

Acquisition related costs (1)	(747)	254	1	(4,441)	3

Restructuring Related:

Severance and retention costs	(124)	(721)	(928)	(7,595)	(1,117)

Facility closure costs (5)	(279)	(3)	(3)	(290)	(24)

Other:

Compensation expense (benefit) - deferred compensation plan (7)	(118)	(167)	26	(926)	866

Stock-based compensation expense	(1,543)	(1,287)	(2,149)	(3,713)	(9,773)

Non-GAAP SG&A Expenses	21,679	21,023	20,721	83,423	91,719

GAAP Interest Income and Other, Net	701	582	596	3,877	1,248

Loss (gain) on deferred compensation plan securities (7)	(373)	(510)	79	(2,870)	2,697

Assets impairment	-	67	-	67	-

Non-GAAP Interest Income and Other, Net	328	139	675	1,074	3,945

GAAP Provision (Benefit) for Income Taxes	(950)	147	(683)	2,548	(420)

Tax effects of Non-GAAP adjustments (8)	729	(136)	616	(2,443)	186

Non-GAAP Provision (Benefit) for Income Taxes	(221)	11	(67)	105	(234)

(1) Consists of costs incurred in connection with merger and acquisition-related activities, including legal and accounting fees.

(2) Consists of gain and loss associated with our divestitures of Military business and Silicon Logic Engineering business in Q3 2010 and divestiture of Network Search Engine business in Q2 2010.

(3) Consists of an other-than-temporary impairment charge related to our investment in non-marketable equity security.

(4) Consists of an impairment charge related to a note receivable and subsequent recoveries.

(5) Consists of ongoing costs associated with the exit of our leased facilities.

(6) Consists of costs incurred in connection with the transition of our wafer fabrication processes in Oregan plant to TSMC.

(7) Consists of gains and losses on marketable equity securities related to our deferred compensation arrangements and the changes in the fair value of the assets in a separate trust that is invested in Corporate owned life insurance under our deferred compensation plan.

(8) Consists of the tax effects of non-GAAP adjustments.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Mar. 28,	Mar. 29,
(In thousands)	2010	2009

ASSETS

Current assets:

Cash and cash equivalents	$ 120,526	$ 136,036

Short-term investments	222,663	160,037

Accounts receivable, net	68,957	54,894

Inventories	50,676	69,722

Deferred Taxes	23	1,696

Prepaid and other current assets	25,063	19,881

Total current assets	487,908	442,266

Property, plant and equipment, net	67,988	71,561

Goodwill	103,074	89,404

Acquisition-related intangibles	65,242	50,509

Other assets	26,733	24,627

TOTAL ASSETS	$ 750,945	$ 678,367

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable	$ 34,717	$ 25,837

Accrued compensation and related expenses	20,738	18,820

Deferred income on shipments to distributors	18,761	16,538

Income taxes payable	2,132	457

Other accrued liabilities	30,353	21,206

Total current liabilities	106,701	82,858

Deferred tax liabilities	1,573	3,220

Long term income taxes payable	21,098	20,907

Other long term obligations	21,833	14,314

Total liabilities	151,205	121,299

Stockholders' equity	599,740	557,068

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 750,945	$ 678,367

CONTACT:
IDT Investor Relations
Mike Knapp, 408-284-6515
mike.knapp@idt.com
IDT Worldwide Marketing
Graham Robertson, 408-284-2644
graham.robertson@idt.com